--------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                _______________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  January 10, 2001



                         Sizzler International, Inc.,
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)




           Delaware                                             95-4307254
----------------------------------  -------------------  -----------------------
   (State or Other Jurisdiction        (Commission           (IRS Employer
       of Incorporation)               File Number)        Identification No.)


6101 West Centinela Avenue, Suite 200, Culver City,                90230
                                                         -----------------------
                  California
-------------------------------------------------------
         (Address of Principal Executive Offices)                 (Zip Code)


          Registrant's telephone number, including area code:  (310) 568-0135
                                                               --------------


                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


--------------------------------------------------------------------------------

Item 5. Other Events
------  ------------

     On January 10, 2001 the Board of Directors of Sizzler International, Inc. (the "Company") declared a dividend of one preferred share purchase right (each, a "Right") for each share of common stock, $.01 par value per share, of the
   -----
Company (the "Common Shares") to be distributed to shareholders of record at the
              -------------
close of business on January 22, 2001 (the "Record Date").  Each Right entitles
                                            -----------
the registered holder to purchase from the Company one Preferred Share (as defined in paragraph 5(a) below) at an exercise price $10, subject to the detailed terms and conditions of the Rights Plan (the "Rights Plan") between the
                                                       -----------
Company and the Bank of New York, a New York banking corporation, as the Rights Agent (the "Rights Agent").
            ------------

     The following brief description is intended only to provide a general executive overview and is subject to the detailed terms and conditions of the Rights Plan which will be filed with the SEC as an exhibit to this form 8-K and incorporated by reference therein to the Corporation's Registration Statement on Form 8-A.

     1.     Common Share Certificates Represent The Rights

     Until the Rights are triggered on the Distribution Date (as defined in
Section 2 below), (a) the Rights are not exercisable, (b) the Rights are
---------
attached to and trade only together with the Common Shares and (c) the Company's regular stock certificates representing Common Shares also represent the Rights attached to such Common Shares. Common Share certificates issued after the Record Date and prior to the Distribution Date will contain a notation incorporating the Rights Plan by reference.

     2.     Distribution Date

     The "Distribution Date" is the earliest of (a) the tenth business day
          -----------------
following the date of the first public announcement that any person or group or entity (other than the Company or certain related entities, and with certain additional exceptions) has become the beneficial owner of 14% or more of the then outstanding shares of capital stock entitled to vote in the election of Directors of the Company (the "Voting Shares") (such person, group or entity is
                               -------------
an "Acquiring Person" and the date of such public announcement is the
    ----------------
"Acquisition Date"), (b) the tenth business day (or such later day as shall be
-----------------
designated by the Board of Directors) following the date of the commencement of, or the announcement of an intention to make, a tender offer or exchange offer, the consummation of which would cause any person to become an Acquiring Person or (c) the first date, on or after the Acquisition Date, upon which (i) the Company is acquired in a merger or other business combination in which the Company is not the surviving corporation or in which the outstanding Common Shares are changed into or exchanged for stock or assets of another person, or upon which (ii) 50% or more of the Company's consolidated assets or earning power are sold (other than in transactions in the ordinary course of business).

     Upon the close of business on the Distribution Date, the Rights separate from the Common Shares, Right certificates representing only Rights are issued and the Rights become exercisable to purchase Preferred Shares as described in
Section 5 below.
---------

     No Person who is the Beneficial Owner of 14% or more of the outstanding Voting Shares as of the date of adoption of the Rights Plan is be deemed an Acquiring Person for as long as such Person continues to be the Beneficial Owner of 14% or more of the outstanding Voting Shares unless or until such Person acquires, without the prior approval of the Board of Directors, Beneficial Ownership of an amount of additional Voting Shares equal to 1% of the Voting Shares then outstanding.

     3.     Issuance of Right Certificates

     As soon as practicable following the Distribution Date, separate certificates representing only Rights are mailed to the holders of record of Common Shares as of the close of business on the Distribution Date, and such separate Right certificates alone thereafter represent the Rights from and after the Distribution Date.

     4.     Expiration of Rights

     The Rights expire on five years from the date of adoption of the Rights Plan (the "Expiration Date"), unless earlier redeemed or exchanged, or unless
           ---------------
the Distribution Date has previously occurred and the Rights have separated from the Common Shares, in which case the Rights will remain outstanding for five years from the date they separate.

     5.     Exercise of Rights

     Unless the Rights have expired or been redeemed or exchanged, they may be exercised, at the option of the holders, pursuant to paragraphs (a), (b) or (c)
                                                     --------------  ---    ---
below. No Right may be exercised more than once or pursuant to more than one of such paragraphs. From and after the first event of the type described in paragraphs (b) or (c) below, each Right that is beneficially owned by an
--------------    ---
Acquiring Person or that was attached to a Common Share that is subject to an option beneficially owned by an Acquiring Person is void.

          (a) Right to Purchase Preferred Shares.  From and after the close of
              ----------------------------------
business on the Distribution Date, each Right (other than a Right that has become void) is exercisable to purchase one one-hundredth of a share of Series B Junior Participating Preferred Stock, $5.00 par value per share, of the Company (the "Preferred Shares"), at an exercise price of $10.00 (the "Exercise Price").
      ----------------                                         --------------
The Preferred Shares are nonredeemable and, unless otherwise provided in connection with the creation of a subsequent series of preferred stock, are subordinate to any other series of the Company's preferred stock whether issued before or after the issuance of the Preferred Shares. The Preferred Shares may not be issued except upon exercise of Rights. The holder of a Preferred Share is entitled to receive when, as and if declared, quarterly dividends payable in cash on the first day of March, June, September and December in each year, commencing the first day of the first calendar quarter after the issuance of a Preferred Share or fraction of a Preferred Share in the amount (rounded to the nearest cent) of $0.25 per Preferred Share ($1.00 per annum); provided, however,
                                                              --------  -------
that the amount of such quarterly dividend will be reduced by the amount of any dividends paid in the same calendar quarter pursuant to the next sentence. In addition, the holders of Preferred Shares will receive dividends or distributions for each Preferred Share, subject to certain adjustments, equal to 100 times the cash dividends paid with respect to, and 100 times the aggregate per share amount of any non-cash dividends or distributions paid or made on, the Common Shares. In the event of liquidation, the holders of Preferred Shares are entitled to receive a liquidation payment in an amount equal to the greater of

(i) $100.00 per Preferred Share ($1.00 per one one-hundredth of a Preferred Share), plus all accrued and unpaid dividends and distributions on the Preferred
        ----
Shares, or (ii) an amount equal to 100 times the aggregate amount to be distributed per Common Share. Each Preferred Share has 100 votes per share (one vote per one one-hundredth of a Preferred Share), voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are exchanged, the holder of a Preferred Share is entitled to receive 100 times the amount of stock, securities, cash and/or any other property received per Common Share. The rights of the Preferred Shares as to dividends, voting and liquidation preferences are protected by antidilution provisions. It is anticipated that the value of one one-hundredth of a Preferred Share should approximate the value of one Common Share.

          (b) Right to Purchase Common Shares of the Company.  From and after
              ----------------------------------------------
the close of business on the tenth business day following the Acquisition Date, each Right (other than a Right that has become void) will be exercisable to purchase, at the Exercise Price (initially $10.00), Common Shares with a market value equal to two times the Exercise Price. If the Company does not have sufficient Common Shares available for all Rights to be exercised, the Company is to substitute for all or any portion of the Common Shares that would otherwise be issuable upon the exercise of the Rights, cash, assets or other securities having the same aggregate value as such Common Shares.

          (c) Right to Purchase Common Stock of a Successor Corporation.  If, on
              ---------------------------------------------------------
or after the Acquisition Date, (i) the Company is acquired in a merger or other business combination in which the Company is not the surviving corporation, (ii) the Company is the surviving corporation in a merger or other business combination in which all or part of the outstanding Common Shares are changed into or exchanged for stock or assets of another person or (iii) 50% or more of the Company's consolidated assets or earning power are sold (other than in transactions in the ordinary course of business), then each Right (other than a Right that has become void) is thereafter exercisable to purchase, at the Exercise Price (initially $10.00), shares of common stock of the surviving corporation or purchaser, respectively (the "Surviving Person"), with an
                                             ----------------
aggregate market value equal to two times the Exercise Price.

     6.     Adjustments to Prevent Dilution

     The Exercise Price, the number of outstanding Rights and the number of Preferred Shares or Common Shares issuable upon exercise of the Rights are subject to adjustment from time to time as set forth in the Rights Plan in order to prevent dilution. With certain exceptions, no adjustment in the Exercise Price is required until cumulative adjustments require an adjustment of at least 1%.

     7.     Cash Paid Instead of Issuing Fractional Securities

     No fractional securities will be issued upon exercise of a Right (other than fractions of Preferred Shares that are integral multiples of one one-hundredth of a Preferred Share and that may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash shall be made based on the market price of such securities on the last trading date prior to the date of exercise.

     8.     Redemption

     At any time prior to the earlier of (a) the tenth business day following the Acquisition Date or (b) the first event of the type giving rise to exercise rights under Section 5(c) above, the Board of Directors may, at its option,
             ------------
direct the Company to redeem the Rights in whole, but not in part, at a price of $.001 per Right (the "Redemption Price"), and the Company will thereafter redeem
                      ----------------
the Rights. Immediately upon such action by the Board of Directors (the date of such action being the "Redemption Date"), the only right of the holders of
                       ---------------
Rights thereafter is to receive the Redemption Price.

     9.     Exchange

     At any time during the period of 180 days after the Acquisition Date, the Board of Directors of the Company may, at its option, authorize and direct the exchange of all, but not less than all, of the then outstanding Rights for Common Shares, one one-hundredths of Preferred Shares, debt securities of the Company, other property or any combination of the foregoing, which, as of the date of the Board of Directors' action, has a current market price equal to the difference between the Exercise Price and the current market price of the shares that would otherwise be issuable upon exercise of a Right on such date (the "Exchange Ratio"), and the Company will thereafter so exchange the Rights.
---------------
Immediately upon such action by the Board of Directors, the right to exercise Rights shall terminate and the only right of the holders of Rights thereafter is to receive the securities so designated by the Board of Directors in accordance with the Exchange Ratio.

     10.    No Stockholder Rights Prior to Exercise

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company (other than rights resulting from such holder's ownership of Common Shares), including, without limitation, the right to vote or to receive dividends.

     11.    Amendment of Rights Plan

     The Board of Directors may, from time to time, without the approval of any holder of Rights, direct the Company and the Rights Agent to supplement or amend any provision of the Rights Plan in any manner, whether or not such supplement or amendment is adverse to any holder of Rights, and the Company and the Rights Agent will thereafter so supplement or amend such provision; provided, however,
                                                             --------  -------
that from and after the earliest of (a) the tenth business day following the Acquisition Date, (b) the first event of the type giving rise to exercise rights under Section 5(c) above or (c) the Redemption Date, the Rights Plan cannot be
      ------------
supplemented or amended in any manner that would materially and adversely affect any holder of outstanding Rights other than an Acquiring Person or a Surviving Person.


Item 7. Financial Information, Pro Forma Financial Information and Exhibits
------  -------------------------------------------------------------------
      (a)  Not applicable
      (b)  Not applicable
      (c)  Exhibits

Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:


       Exhibit            Description
       -------            -----------
         4                Rights Agreement, dated as of January 22, 2001,
                          between Sizzler International, Inc. and the Bank of New York, as Rights Agent, which includes as Exhibit A the Certificate of Determination of Series B Junior
                          Participating Preferred Stock and as Exhibit B the
                          Form of Right Certificate, Form of Assignment and Form of Election to Purchase.

         99.1 Press release of January 22, 2001 announcing the adoption of a shareholder rights plan entitled "Sizzler Names Chief Administrative Officer and Reauthorizes Shareholder Rights Plan."

         99.2 Form of Letter to Shareholders to be sent announcing the adoption of shareholder rights plan and transmitting the "Executive Summary of the Rights Plan."

         99.3 "Executive Summary of the Rights Plan" to be included with the Letter to Shareholders.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SIZZLER INTERNATIONAL, INC.


Date:  January 22, 2001           By: /s/  Michael B. Green
                                      -----------------------------------
                                      Michael B. Green, Esq.
                                      Secretary

                                 EXHIBIT INDEX



      Exhibit                   Description
      -------                   -----------

        4 Rights Agreement, dated as of January 22, 2001, between Sizzler International, Inc. and the Bank of New York, as Rights Agent, which includes as Exhibit A Certificate of Determination of Series B Junior Participating Preferred Stock and as Exhibit B the Form of Right Certificate, Form of Assignment and Form of Election to Purchase.

        99.1 Press release of January 22, 2001 announcing the adoption of a shareholder rights plan entitled "Sizzler Names Chief Administrative Officer and Reauthorizes Shareholder Rights Plan."

        99.2 Form of Letter to Shareholders to be sent announcing the adoption of shareholder rights plan and transmitting the "Executive Summary of the Rights Plan."

        99.3 "Executive Summary of the Rights Plan" to be included with the Letter to Shareholders.